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                                                                    Exhibit 99.4


                            CONSENT OF ALAN K. ARNOLD

         I, Alan K. Arnold, hereby consent to be named as a person about to become a director of Sunbelt Automotive Group, Inc. in the Registration Statement on Form S-1 to which this consent is attached as an exhibit.


                                  /s/ Alan K. Arnold
                                  ------------------------------------------
                                  Alan K. Arnold


Date: July 28, 1998